UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2006

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, California 95008	95066
(Address of principal executive offices)	(Zip Code)

(408) 626-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an Amendment to the Current Report on Form 8-K filed by Rainmaker Systems, Inc. (the “Company”) under Items 2.01, 3.02, and 9.01 on September 19, 2006. The Amendment is being filed to include the financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a)(4) and Item 9.01(b)(2).

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired

The audited financial statements of ViewCentral, Inc. as of December 31, 2005 and for the year ended December 31, 2005 are filed as Exhibit 99.1 to this Amendment and incorporated herein by this reference.

The unaudited financial statements of ViewCentral, Inc. as of June 30, 2006 and for the six months ended June 30, 2006 and 2005 are filed as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma financial information for the six months ended June 30, 2006 and for the year ended December 31, 2005 is filed as Exhibit 99.3 to this Amendment and incorporated herein by this reference.

(c)	Exhibits

10.1*	Asset Purchase Agreement by and among Rainmaker Systems, Inc.,ViewCentral, Inc., certain shareholders of ViewCentral and Dan Tompkins, as representative.

23.1	Consent of Frank, Rimerman & Co. LLP, Independent Registered Public Accounting Firm.

99.1	ViewCentral’s historical audited financial statements as of December 31, 2005 and for the year ended December 31, 2005.

99.2	ViewCentral’s historical unaudited financial statements as of June 30, 2006 and for the six months ended June 30, 2006 and 2005.

99.3	Rainmaker Systems, Inc. unaudited pro forma condensed combined financial information for the six months ended June 30, 2006 and the year ended December 31, 2005.

*	Previously filed as an exhibit to the Current Report on Form 8-K filed on September 19, 2006.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

November 29, 2006	/s/ Steve Valenzuela
Date	(Signature)
By: Steve Valenzuela
Title: Chief Financial Officer

EXHIBIT INDEX

10.1*	Asset Purchase Agreement by and among Rainmaker Systems, Inc.,ViewCentral, Inc., certain shareholders of ViewCentral and Dan Tompkins, as representative.

23.1	Consent of Frank, Rimerman & Co. LLP, Independent Registered Public Accounting Firm.

99.1	ViewCentral’s historical audited financial statements as of December 31, 2005 and for the year ended December 31, 2005.

99.2	ViewCentral’s historical unaudited financial statements as of June 30, 2006 and for the six months ended June 30, 2006 and 2005.

99.3	Unaudited pro forma condensed combined financial statements

*	Previously filed as an exhibit to the Current Report on Form 8-K filed on November 9, 2006.